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EXHIBIT 10.50

[*]Confidential treatment has been requested for the information indicated pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The copy on file as an exhibit omits the information subject to the confidentiality request. Such omitted information has been filed separately with the Commission.

[DELTACOM LOGO]

                                                              DEDICATED CONTRACT
                                              Internet Consultant:  David McGirt
                                              L.D. Rep.

1.   Service Selection:  [ ]56K [ ]64K [ ]128K [ ]384K [ ]512K [ ]768K
                         [X]T1(1.54Mb)

2.   Type Service:  [X] Frame  [ ] Point to Point  [ ] Mixed  [ ] ISDN

3.   CUSTOMER BUSINESS/CONTRACT CONTACT ("BILL TO"):

     Organization/Division:  Knology

                Name/Title:

             Street/PO Box:  1239 O.G. Skinner Dr.

                      City:  West Point  County:                 State:  GA

                       Zip:  31833

          Telephone Number:  (706)645-8733     Fax Number:  (706)645-1446

4.   CUSTOMER TECHNICAL (24HR)/OPERATIONAL CONTACT ("SHIP TO"):

     Organization/Division:  Knology

                Name/Title:  Bradley Frye

             Street/PO Box:

                      City:              County:                 State:

                       Zip:

          Telephone Number:  (706)645-3942     Fax Number:  (706)645-1446

             Email Address:  bfrye@knology.net   Pager: (   )           Pin:

5.  SERVICE TERM COMMITMENT:  (PLEASE CHECK THE SERVICE TERM YOU REQUIRE BELOW)

                                                      INSTALLATION COST:  waived

[ ] 1 Year    [ ] 2 Years     [X] 3 Years     MONTHLY REOCCURRING COST:  $[*]

6. DOMAIN NAME: Does your Organization have a currently registered Domain Name? (e.g. viper.net, abc.com, etc.) Please check the service term you require below.

          A.  [ ] NO. PLEASE REGISTER MY SUBDOMAIN THROUGH DELTACOM $50.*

               Preferred Subdomain Name:     .<Heirarchy>.mkt1.com

                Alternate Subdomain  #1:





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         Alternate Subdomain #2:

*For Subdomains of the www.yourcompany.mkt1.com domain which are owned by DeltaCom, a one-time charge of $50 with no ongoing fees is required; however, the subdomain will remain the property of DeltaCom both during and after the service.

B. [ ]  NO. PLEASE REGISTER MY DOMAIN NAME WITH THE INTERNIC.*

          Preferred Domain Name:

                   Alternate #1:

                   Alternate #2:

        *For Domain names newly registered with the InterNIC, a registration tax of $100 is charged by the InterNIC for the initial registration and first two years of maintenance followed by a $50.00 per year Maintenance Tax after the second year. DeltaCom will assume the administrative responsibilities for these taxes for the customer's domain name for which DeltaCom provides Domain names service, which will be in turn be billed to the Customer with a one time $35.00 setup fee.

C. [X]  YES. PLEASE PROVIDE DNS SERVICE FOR MY ALREADY ASSIGNED DOMAIN
NAME:

                 The InterNIC is now imposing a $50.00 per year Maintenance Tax on Domain names. DeltaCom will assume the administrative responsibilities for these taxes for the customer's domain name for which DeltaCom provides Domain name service, which will be in turn billed to the Customer.

6. NETWORK ADDRESSES: DeltaCom will assign DeltaCom CIDR network addresses (IP Address).

         NOTE: For additional DeltaCom CIDR network addresses, please use the "Network Address Contract." Each additional Network Address requires an additional one-time administrative fee to Delta Com.

How many Addresses will be required for this location:

7. HARDWARE SPECIFICS:

   A. Router Hardware: 7507           Software Release: 11.1.0

      Other:

             (Example: Ascend Pipeline 50, Motorola BitSurfer Pro)

8. SERVICE CONFIGURATION SPECIFICS:

   A. Electronic Mail: (CHECK ONE)

      [X] SMTP Only         [ ] SMTP w/MX'ing to receive mail when not dialed
                                up.

   B. Do you want USENET News:


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         [X] No   [ ] Yes (Indicate: ____ Feed or _____ # of simultaneous
readers)

         C. Which DeltaCom POP will be used: B'ham F/R ATM DS30

         DELTACOM DEDICATED SERVICE CONTRACT

This Contract (the "Contract"), by and between DeltaCom with its main office at 710 Stage Road, Auburn, Alabama 36830 (DeltaCom); and Customer (as above) for the provision by DeltaCom or its subcontractors of certain computer network connectivity services (the "Service") for use by Customer.

1. COMPLIANCE WITH LAW AND POLICY. Any content or transmission through the Service in violation of any local, state, Federal or international laws, regulations or treaties or accepted Internet policy is prohibited. Any such violations may be grounds for termination of the Service.

2. CUSTOMER EQUIPMENT AND NETWORK. DeltaCom provides no user access security with respect to any of Customer's facilities or facilities of others. Customer shall be responsible for user/access security and network access. DeltaCom will assist in network security breach detection or identification at DeltaCom standard rate, but shall not be liable for any inability, failure or mistake in doing so.

3. CUSTOMER IDENTITY. Use of the Service will involve listing Customer's participation in relevant directories. DeltaCom will occasionally require new registration and account information by customer to continue this Service. In addition, Customer shall notify DeltaCom in writing of any changes in the account information, such as address, company name or contact.

4.  OTHER NETWORKS ON THE INTERNET.

A. USAGE. If Customer provides services through other networks, DeltaCom accepts no responsibility for their authorization on such networks. Use of other networks may require approval of the respective network authorities and use will be subject to any acceptable usage policies such networks establish.

B. PERFORMANCE. DeltaCom does not own or control networks outside of DeltaCom does not own or control network outside of DeltaCom, nor is responsible for performance (or non-performance) within them or within non- DeltaCom -operated interconnection points between DeltaCom and other networks.

5. DeltaCom CUSTOMER SUPPORT. DeltaCom shall provide to Customer, in accordance with the written DeltaCom policies, technical consultation and instruction regarding network hardware, software, access techniques and commands at DeltaCom's Standard Rates. DeltaCom is not responsible to Customer for the cost or expense of administrative, technical, emergency and support personnel at Customer's location necessary for dealing with DeltaCom and for providing and maintaining Customer's own computer equipment, and DeltaCom or other network access.

6.  DOMAIN NAME.

A. QUANTITY. DeltaCom shall apply for on behalf of Customer and/or route into DeltaCom one (1) registered domain name as part of the Service. Additional domain names may be routed through the Service at additional monthly service fees per domain name. Please use DeltaCom's "Change of Service Contract" to add additional domain name.


B. INTERNIC DOMAIN NAME REGISTRATION AND MAINTENANCE TAX. The central Internet registration authority, InterNIC, is now imposing a $50.00 per year Maintenance Tax on each current domain name. For domain names newly registered with the InterNIC, an initial Registration Tax of $100.00 is charged by the InterNIC for the Initial Registration and first two years of Maintenance followed by a $50.00 per year Maintenance Tax after the second year. DeltaCom will assume the administrative responsibilities for InterNIC


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Registration for Customer's domain name for which DeltaCom provides name service, which in turn will be billed to Customer. DeltaCom charges a $35.00 fee for administration and paperwork of each Domain Name registered. DeltaCom charges a $15.00 fee for administration and paperwork of each existing Domain Name which is renewed. For subdomains of the "www.yourcompany.mkt1.com" domain which is owned by DeltaCom, a one time charge of $50 with no ongoing fee is required; however, the subdomain will remain the property of DeltaCom both during and after the Service.

C. DOMAIN NAME OWNERSHIP. Customer, not DeltaCom, is responsible for the ownership, control and use of the domain name upon its registration.

7. NETWORK POLLING AND MONITORING. THE CUSTOMER AGREES TO GIVE DELTACOM POLLING RIGHTS TO THEIR ROUTER FOR THE DURATION OF THIS CONTRACT. THIS INFORMATION WILL BE KEPT IN CONFIDENCE AND USED FOR NETWORK PLANNING AND CUSTOMER CONFORMATION.

8. SERVICE FEES.

A. INITIAL COMMITMENT. Customer shall commit through its purchasing document the one-time registration fee, initial term service fees (selected on page 1 of this Contract) and the InterNIC Domain Name tax. The Domain Name registration fee is nonrefundable. The Service fees guaranties the purchased bandwidth regardless of usage or non-usage of purchased bandwidth or system access by legitimate users at Customer's location. If Customer commits to an extended term of Service by initialing the appropriate section on the first page of this contract, listed discounts will apply to the monthly Service fees, but not the registration fee or InterNIC Domain Name tax.

PLEASE INITIAL SERVICE SELECTION:

ISDN

____(1) DELTACOM 64K ISDN. The fees for DeltaCom 64K Service are a one-time setup fee of $750.00 and monthly Service fees based on length of contract designated in line item 5 for each DeltaCom ISDN Service ordered (billed monthly, quarterly or annually).

____(1) DELTACOM 128K ISDN. The fees for DeltaCom 128K Service are a one-time setup fee of $750.00 and monthly Service fees based on length of contract designated in line item 5 for each for DeltaCom 128K Service ordered (billed monthly, quarterly or annually).

FRAME/POINT TO POINT

____(1) DELTACOM 56K. The fees for DeltaCom 56K Service are a one-time setup fee of $750.00 and monthly Service fees based on length of contract designated in line item 5 for each DeltaCom 56K Service ordered (billed monthly, quarterly or annually).

____(1) DELTACOM 64K. The fees for DeltaCom 64K Service are a one-time setup fee of $750.00 and monthly Service fees based on length of contract designated in line item 5 for each DeltaCom 64K Service ordered (billed monthly, quarterly or annually).

____(1) DELTACOM 128K. The fees for DeltaCom 128K Service are a one-time setup fee of $750.00 and monthly Service fees based on length of contract designated in line item 5 for each for DeltaCom 128K Service ordered (billed monthly, quarterly or annually).

____(1) DELTACOM 256K. The fees for DeltaCom 256K Service are a one-time setup fee of $1000.00 and monthly Service fees based on length of contract designated in line item 5 for each DeltaCom 256K Service ordered (billed monthly, quarterly or annually).

____(1) DELTACOM 384K. The fees for DeltaCom 384K Service are a one-time setup fee of $1500.00


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and monthly Service fees based on length of contract designated in line item 5 for each for DeltaCom 384K Service ordered (billed monthly, quarterly or annually).

___ (1) DELTACOM 512K. The fees for DeltaCom 512K Service are a one-time setup fee of $2000.00 and monthly Service fees based on length of contract designated in line item 5 for each DeltaCom 512K Service ordered (billed monthly, quarterly or annually).

___ (1) DELTACOM 768K. The fees for DeltaCom 768K Service are a one-time setup fee of $2000.00 (waiver) and monthly Service fees based on length of contract designated in line item 5 for each for DeltaCom 768K Service ordered (billed monthly, quarterly or annually).

[x] (1) DELTACOM T1. The fees for DeltaCom 1.544K Service are a one-time setup fee of $2000.00 (waiver) and monthly Service fees based on length of contract designated in line item 5 for each for DeltaCom T1 Service ordered (billed monthly, quarterly or annually).

B. PURCHASE ORDERS. Customer may submit a purchase order for the initial term costs. In the case of international, federal, state or local government orders, Customer purchase order must contain the following language, "Notwithstanding any provisions to the contrary on the face of this purchase order, attachments to this purchase order, this purchase order is being used for administrative purposes only, and this order is placed under and subject solely to the terms and conditions of the DeltaCom Dedicated Service Contract executed between Customer and DeltaCom.

C. INVOICING. DeltaCom's initial invoice to Customer shall be the onetime start-up fee and first Service fee. Subsequent Service fees shall be invoiced by DeltaCom and are payable to DeltaCom before the beginning of said Service.

9. ANNIVERSARY DATE. The "Anniversary Date" refers to the initial day in which packets of data can be sent to the Customer's site from DeltaCom. NOTWITHSTANDING THE ABOVE, THE ANNIVERSARY DATE SHALL BE NO LATER THAN 90 DAYS FROM THE DATE THE SERVICE ORDER WAS PROCESSED BY DELTACOM'S SALES
ADMINISTRATION. AFTER 90 DAYS, CUSTOMER MAY TERMINATE THE SERVICE FOR INACTIVITY WITH NO PENALTY BEYOND THE AMOUNT OF THE INITIAL REGISTRATION FEE.

10. TERM/EXTENSION/TERMINATION. This Contract shall extend from the date this contract is signed until the end of the initial non-cancelable term of Service as selected on Page 1 of this Contract. This Contract shall be subject to such extensions as determined by either Customer's new purchasing document OR continuing use of the Service. Upon completion of the term of the initial service contract, the continued use of DeltaCom's dedicated services by the customer will constitute a renewal of the initial service contract for another term. This Contract may be terminated by DeltaCom, or by Customer after expiration of the initial term, UPON THIRTY (30) DAYS' PRIOR WRITTEN NOTICE without penalty; however, termination by Customer shall not create the right to a refund of any Service fees previously paid or payable, except in the event DeltaCom is unable to connect Customer to DeltaCom due to DeltaCom's negligence. Customer cannot terminate the Service during any initial term.

11. SERVICE ADJUSTMENTS. If a DeltaCom point-of-presence fails due to its equipment or circuit(s) between POPs failing (except in the case of fire, flood or other act of God), and this failure results in the disruption of the Service, then the following adjustments will be made: IF AFTER TWELVE HOURS A DISRUPTION OF SERVICE HAS NOT BEEN RESOLVED, DELTACOM WILL PROVIDE ADDITIONAL SERVICE DAYS TO CUSTOMER BEYOND THE SERVICE TERM FOR ANY CALENDAR DAY OR PORTION THEREOF OF THE SERVICE DISRUPTION. ONLY ONE ADDITIONAL SERVICE DAY CAN BE GRANTED PER CALENDAR DAY OR PORTION THEREOF OUTAGE(S). The foregoing represents the sole remedy available to Customer for Service disruptions.


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12. LIMITED WARRANTY. DELTACOM WARRANTS THAT THE SERVICE WILL PASS DATA PACKETS
FROM CUSTOMERS' ROUTER TO THE INTERNET. DELTACOM IS NOT RESPONSIBLE FOR THE CUSTOMERS' LOCAL NETWORKS, WIDE AREA NETWORKS, COMPUTERS, AND/OR OTHER
HARDWARE. DELTACOM IS NOT RESPONSIBLE FOR THE RELIABILITY OF EQUIPMENT WHICH DELTACOM DID NOT INSTALL AND/OR CONFIGURE. CUSTOMER IS RESPONSIBLE FOR
ASSESSING ITS OWN COMPUTER AND TRANSMISSION NETWORK NEEDS, AND THE RESULTS TO
BE OBTAINED THEREFROM. DELTACOM MAKES NO OTHER WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE. USE OF ANY INFORMATION OBTAINED THROUGH THE SERVICE IS AT CUSTOMER'S RISK. DELTACOM SPECIFICALLY DENIES ANY RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH THE SERVICE.

13. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DIRECT DAMAGES GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO DELTACOM DURING THE THREE (3) MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) ARISING OUT OF OR IN RELATION TO THIS CONTRACT, BUT RECOGNIZE THAT THE SERVICE COULD NOT BE MADE AVAILABLE UNDER THESE TERMS OR OTHER SIMILAR TERMS WITHOUT A SUBSTANTIAL INCREASE IN COST IF DELTACOM WAS TO ASSUME A GREATER DEGREE OF LIABILITY TO CUSTOMER.

14. GENERAL TERMS. Neither party may sell, transfer, or assign this Contract, except to entities completely controlling or controlled by that party, without the prior written consent of the other. Any act of derogation of the foregoing shall be null and void; provided, however, that any such assignment shall not relieve the assigning party of its obligations hereunder. DeltaCom shall require written notice, however, in the event of any assignment. The waiver or failure of either party to exercise in any respect any right provided for in this Contract shall not be deemed a waiver of any further right under this Contract. If any provision of this Contract is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of the Contract will remain in full force and effect. This Contract represents the complete contract and understanding of the parties with respect to the subject matter herein, and supersedes any other contract or understanding, written or oral. In the event of any conflict arising between Customer's purchase order terms and this Contract, this Contract shall take precedence. This Contract may be modified only in writing signed by both parties. The law of the State of Alabama shall govern this Contract.


BOTH PARTIES REPRESENT AND WARRANT THAT THEY HAVE FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS CONTRACT AND TO PERFORM THEIR OBLIGATIONS HEREUNDER, AND THAT THE PERSON WHOSE SIGNATURE APPEARS BELOW IS DULY AUTHORIZED TO ENTER INTO THIS CONTRACT ON BEHALF OF THE PARTY.

IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS CONTRACT AS OF THE DATE SET FORTH:




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           Richard Luke                           CTO
--------------------------------------------------------
AUTHORIZED CUSTOMER REPRESENTATIVE               TITLE
(PLEASE TYPE OR PRINT)


        /s/ RICHARD LUKE                         8/22/97
--------------------------------------------------------
CUSTOMER SIGNATURE                               DATE



          David McGirt
--------------------------------------------------------
AUTHORIZED DELTACOM REPRESENTATIVE
(PLEASE TYPE OR PRINT)


        /s/ DAVID MCGIRT                        8/22/97
--------------------------------------------------------
DELTACOM REPRESENTATIVE SIGNATURE                DATE



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